UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026

WEIS MARKETS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

1-5039	24-0755415
(Commission File Number)	(IRS Employer Identification No.)

1000 South Second Street
Sunbury, PA	17801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (570) 286-4571

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, no par value	WMK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Shareholders of Weis Markets, Inc. was held on Thursday, April 30, 2026, at 10:00 a.m., Eastern Daylight Time, at the principal office of the Company, 1000 South Second Street, Sunbury, PA 17801. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. There was no solicitation in opposition to the nominees as listed in the proxy statement. The meeting was held for the following purposes:

Management Proposal #1: Election of Directors

All five nominees for director, as listed below, were elected. The terms of the directors will be until the next Annual Meeting of Shareholders or until their respective successors have qualified. The results of the election of directors were as follows:

Director	Votes Cast For	Votes Cast Against	Votes Withheld	Abstain	Broker Non-Votes
Jonathan H. Weis	18,535,422	---	2,655,872	---	1,453,230
Harold G. Graber	14,749,147	---	6,442,147	---	1,453,230
Dennis G. Hatchell	20,859,519	---	331,774	---	1,453,230
Edward J. Lauth, III	20,665,254	---	526,029	---	1,453,240
Gerrald B. Silverman	20,374,579	---	816,715	---	1,453,230

Management Proposal #2: Ratification of Appointment of the Independent Registered Public Accounting Firm

     The shareholders voted upon and approved the ratification of appointment of the independent registered public accounting firm for the fiscal year ending December 26, 2026. The result of the ratification of the appointment of RSM US LLP as the independent registered public accounting firm of the Company was as follows:

Votes Cast For	Votes Cast Against	Votes Withheld	Abstain	Broker Non-Votes
22,554,088	75,968	---	14,467	0

Management Proposal #3: Advisory vote to approve the executive compensation of the Company’s named executive officers.

     The shareholders voted upon and approved, by an advisory vote, the executive compensation of the Company's named executive officers. The result of the advisory vote to approve the executive compensation of the Company's named executive officers was as follows:

Votes Cast For	Votes Cast Against	Votes Withheld	Abstain	Broker Non-Votes
19,063,321	2,106,873	---	21,096	1,453,233

Management Proposal #4: Advisory vote on the frequency of the advisory vote to approve executive compensation.

The shareholders voted upon and recommended, by an advisory vote, to hold future advisory votes to approve executive compensation every three years. The Company will hold such a vote every three years. The result of the advisory vote on the frequency of the future advisory votes to approve the executive compensation of the Company's named executive officers was as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
8,569,433	8,360	12,602,848	10,651	1,453,232

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIS MARKETS, INC.

By: /s/ Michael T. Lockard
Name: Michael T. Lockard
Title: Senior Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Dated: April 30, 2026